UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2009
RRI ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 497-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “we,” and “our” refer to RRI Energy, Inc. and its subsidiaries.
Item 8.01. Other Events.
Pursuant to and in accordance with Section 9.01(1) of the indenture for our 6.75% Senior Secured Notes and our guarantees for the five series of PEDFA bonds for our Seward plant, we amended, effective August 20, 2009, the definition of “Net Income” to cure a defect related to the impact of derivative assets and liabilities on the gain or loss realized in connection with asset sales. Net Income is a component of the restricted payment calculation in Section 4.07 of the indentures and PEDFA guarantees; as of June 30, 2009, restricted payment capacity was approximately $600 million. Copies of the amendments are filed as exhibits to this Form 8-K. A copy of this Form 8-K is available at www.rrienergy.com in the investor relations section.
Item 9.01. Financial Statements and Exhibits.
(d) We file the following exhibits:

99.1
Seventh Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, between RRI Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, as Trustee, dated as of August 20, 2009

99.2
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2001A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.3
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.4
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002B, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.5
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2003A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.6
Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2004A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: August 24, 2009	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1
Seventh Supplemental Indenture relating to the 6.75% Senior Secured Notes due 2014, between RRI Energy, Inc., the Guarantors listed therein and Wilmington Trust Company, as Trustee, dated as of August 20, 2009

99.2
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2001A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.3
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.4
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2002B, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.5
Fourth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2003A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009

99.6
Fifth Supplemental Guarantee Agreement relating to Pennsylvania Economic Development Financing Authority’s exempt facilities revenues bonds (Reliant Energy Seward, LLC Project), Series 2004A, among RRI Energy, Inc., the Subsidiary Guarantors as defined in the Guarantee Agreement and the Bank of New York Mellon Trust Company, N.A., as Trustee, dated as of August 20, 2009